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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported): MAY 6, 1996
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                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)

          MARYLAND                     1-72612                 77-0404318
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(State or other jurisdiction   (Commission file number)      (IRS employer
        of incorporation)                                    identification no.)

           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
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               (Address of principal executive offices) (Zip Code)

                                 (408) 983-1500
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              (Registrant's telephone number, including area code)

             There are 49 pages in this Report, including exhibits.

                                  Page 1 of 49




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ITEM 5.  OTHER EVENTS
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     On May 6, 1996, Bay Apartment Communities, Inc. (the "Registrant") entered into a Stock Purchase Agreement (the "Purchase Agreement") to sell 405,022 shares of newly issued convertible Series B Preferred Stock, $.01 par value (the "Series B Preferred Stock"), and 413,223 shares of common stock, $.01 par value (the "Common Stock"), to an underwriter. Concurrently with these offerings of Series B Preferred Stock and Common Stock, the Registrant offered an additional 1,248,191 shares of Common Stock in a direct placement by the Registrant to a number of institutional investors. These transactions resulted in net proceeds to the Registrant of $49,627,013, which will be used to reduce the Registrant's outstanding indebtedness, to acquire and develop additional properties, and for general corporation purposes.

     The new Series B Preferred Stock will be paid a dividend equal to 103% of the dividend paid on the Registrant's Common Stock, and thus initially the holder of the Series B Preferred Stock will receive an annual dividend payment of $1.648 per share. The Series B Preferred Stock generally has no voting rights other than those required by law or imposed by the rules of the New York Stock Exchange. Before October 2, 1998, the Series B Preferred Stock generally cannot be converted into shares of Common Stock. Thereafter, the Series B Preferred Stock may be converted on a share-for-share basis into shares of Common Stock, provided that, except under certain circumstances, the holder cannot exercise such conversion rights if it thereafter would beneficially own more than 4.9% of the outstanding shares of the Registrant's Common Stock. In October 2005, all outstanding shares of the Series B Preferred Stock will be converted into shares of Common Stock. The terms of the Series B Preferred Stock are set forth in Articles Supplementary (Series B Preferred Stock) to the Company's Articles of Incorporation (the "Articles Supplementary"), as filed with the Maryland Department of Assessments and Taxation on May 7, 1996.

     The Purchase Agreement and the Articles Supplementary are attached hereto as exhibits and are incorporated herein by reference. The foregoing description of the rights of the Series B Preferred Stock does not purport to be complete and is qualified in its entirety by reference to such exhibits.



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ITEM 7.  EXHIBITS
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     (c)  Exhibits
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          3(i).1 Articles Supplementary relating to the Series B Preferred Stock of the Registrant, as filed May 7, 1996.

          10.1 Stock Purchase Agreement, dated as of May 6, 1996, by and between the Registrant and PaineWebber Incorporated.

          10.2 Placement Agent Agreement, dated as of May 6, 1996, by and between the Registrant and PaineWebber Incorporated.

          99.1   Press release of the Registrant, dated May 10, 1996.


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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized

                                           BAY APARTMENT COMMUNITIES, INC.

Dated: May 16, 1996                        By: /s/ Gilbert M. Meyer
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                                           Gilbert M. Meyer
                                           Chairman of the Board and President